CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming part of Certificate Guaranty Insurance Policy #AB1062BE issued to:	Effective Date of Endorsement: February 22, 2007

Deutsche Bank National Trust Company
as Trustee for the Holders of
DSLA Mortgage Loan Trust, Mortgage
Loan Pass-Through Certificates, Series 2007-AR1,
Class 1A-1B Certificates and Class 2A-1C Certificates.

For all purposes of this Policy, the following terms shall have the following meanings:

“Agreement” shall mean, for purposes of the Policy, the Pooling Agreement.

“Business Day”: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York or the city in which the Corporate Trust Office of the Trustee or the Securities Administrator is located, are authorized or obligated by law or executive order to be closed.

“Certificate Insurer” shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

“Class 1A-1B Certificates” shall mean DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-AR1, Class 1A-1B Certificates, substantially in the form set forth in Exhibit A to the Agreement.

“Class 2A-1C Certificates” shall mean DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-AR1, Class 2A-1C Certificates, substantially in the form set forth in Exhibit A to the Agreement.

“Deficiency Amount” shall mean (a) for any Distribution Date prior to the Final Distribution Date, the sum of (1) the excess, if any, of the Monthly Interest Distributable Amount on the Insured Certificates net of any net interest shortfalls, Basis Risk Shortfalls or net deferred interest over the amount of Available Funds available to pay such net amount on the Insured Certificates on such Distribution Date, and (2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Final Distribution Date, the sum of (x) the amount set forth in clause (a)(1) above and (y) the outstanding Certificate Principal Balance of the Insured Certificates, after giving effect to all payments of principal on the Insured Certificates on such Final Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date.

“Distribution Date”: The 19th day of any month, or if such 19th day is not a Business Day, the Business Day immediately following such 19th day, commencing in March 2007.

“Due for Payment” shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

“Final Distribution Date” shall mean the Distribution Date occurring in April 2038.

“First Distribution Date” shall mean March 19, 2007.

“Holder” shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, the Master Servicer, the Securities Administrator, the Seller, the Depositor, or any of their respective affiliates; Greenwich Capital Markets, Inc., however, may be a Holder.

“Insured Amounts” shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

“Insured Certificates” shall mean the Class 1A-1B Certificates and the Class 2A-1C Certificates.

“Insured Payments” shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Securities Administrator in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

“Late Payment Rate” shall mean for any Distribution Date, the lesser of (i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Insured Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

“Nonpayment” shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

“Notice” shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, from the Securities Administrator specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

“Policy” shall mean the Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

“Pooling Agreement” shall mean the Pooling and Servicing Agreement, dated February 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee, as such agreement may be amended, modified or supplemented from time to time.

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“Preference Amount” shall mean any payment of principal or interest on an Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

“Premium” shall mean the amount payable to the Certificate Insurer on each Distribution Date calculated at the Premium Percentage.

“Premium Percentage” shall mean 0.07% per annum.

“Reimbursement Amount” shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 5.01 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the related Late Payment Rate from the date the Securities Administrator received the related Insured Payments or the date such Insured Payments were made, and (y) without duplication (i) any amounts then due and owing to the Certificate Insurer under the Agreement, as certified to the Securities Administrator by the Certificate Insurer plus (ii) interest on such amounts at the related Late Payment Rate.

“Securities Administrator” shall mean Wells Fargo Bank, N.A. or its successor-in-interest, in its capacity as Securities Administrator under the Agreement, or if any successor securities administrator shall be appointed as provided therein, then “Securities Administrator” shall also mean such successor securities administrator, as the case may be, subject to the provisions thereof.

“Trustee” shall mean Deutsche Bank National Trust Company or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then “Trustee” shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Certificate Insurer.

Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended or corrected Notice.

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The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, the Securities Administrator or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee, Securities Administrator or Holder (the “Order”), (ii) a notice by or on behalf of the Trustee, Securities Administrator or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee, Securities Administrator or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee, Securities Administrator or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Securities Administrator; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders’ allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

The Policy does not cover Basis Risk Shortfalls, Deferred Interest, Net Deferred Interest or Net Interest Shortfalls allocated to the Insured Certificates, nor does the Policy guarantee to the Holders of the Insured Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC, the Trustee or the Securities Administrator for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Securities Administrator or Paying Agent to make any payment required under the Agreement to the Holders of the Insured Certificates. The Policy will not cover any reduction in the amount of current interest payable to the holders of the Insured Certificates on any Distribution Date due to the pass-through rate for the Insured Certificates exceeding the adjusted cap rate for the Insured Certificates on such Distribution Date.

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The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

A premium will be payable on this Policy on each Distribution Date as provided in Section 5.01 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

IN THE EVENT THAT AMBAC ASSURANCE CORPORATION WERE TO BECOME INSOLVENT, ANY CLAIMS ARISING UNDER THE POLICY WOULD BE EXCLUDED FROM COVERAGE BY THE CALIFORNIA INSURANCE GUARANTY ASSOCIATION.

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Certificates have been paid in full and (ii) the Final Distribution Date. Upon termination of the Policy, the Trustee or the Securities Administrator shall deliver the original of the Policy to the Certificate Insurer.

No person other than the Securities Administrator shall be entitled to present the Notice.

No waiver of any rights or powers of the Certificate Insurer, the Holders, the Securities Administrator or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

The Certificate Insurer’s obligations under the Policy will be discharged to the extent that funds are received by the Securities Administrator for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Securities Administrator. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Insured Certificates, unless the acceleration is at the sole option of the Certificate Insurer.

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IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers

/s/ Kathleen A. Drennen	/s/ Patrick E. McCormick
Assistant Secretary	First Vice President

EXHIBIT A
TO THE CERTIFICATE GUARANTY INSURANCE POLICY
Policy No. AB1062BE

NOTICE OF NONPAYMENT AND DEMAND
FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

Date: [                         ]

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention: General Counsel

Reference is made to Certificate Guaranty Insurance Policy No. AB1062BE (the “Policy”) issued by Ambac Assurance Corporation (“Ambac”). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, dated as of February 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee, as the case may be, unless the context otherwise requires.

The Securities Administrator hereby certifies as follows:

1.	The Securities Administrator is the Securities Administrator under the Agreement for the Holders.

2.	The relevant Distribution Date is [date].

3.	Payment on the Insured Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

4.	[There is an Insured Amount of $______________ in respect of the [Class 1A-1B Certificates] [Class 2A-1C Certificates], which amount is Due for Payment pursuant to the terms of the Agreement.]

[There is a Preference Amount of $______________ in respect of the [Class 1A-1B Certificates] [Class 2A-1C Certificates], which is due and payable pursuant to the terms of the Agreement.]

5.	The Securities Administrator has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

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6.
The Securities Administrator hereby requests the payment of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ______________________________ (Securities Administrator’s account number).

7.
The Securities Administrator hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the [Class 1A-1B Certificates] [Class 2A-1C Certificates]when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Account and not commingle such funds with other funds held by Securities Administrator and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

For your protection California law requires the following to appear on this form:

Any person who knowingly presents a false or fraudulent claim for the payment of a loss is guilty of a crime and may be subject to fines and confinement in state prison.

By:
Securities Administrator

Title:
(Officer)

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GREENWICH CAPITAL MARKETS, INC.
600 Steamboat Road
Greenwich, CT 06830

February 22, 2007

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

Ladies and Gentlemen:

This letter will confirm the understanding between Greenwich Capital Markets, Inc. (the “Company”) and Ambac Assurance Corporation (“Ambac”) regarding certain matters relating to Ambac's issuance of a certificate guaranty insurance policy (the “Policy”) in connection with the Company's DSLA Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2007-AR1 approximately $112,339,0000 initial Principal Balance, Class 1A-1B Certificates and approximately $67,082,000 initial Principal Balance, Class 2A-1C Certificates, (the “Guaranteed Certificates”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the prospectus supplement, dated February 21, 2007 (the “Prospectus Supplement”).

1. The Policy will provide for the full and complete payment (a) on each Distribution Date the sum of (i) the excess, if any, of the Monthly Interest Distributable Amount for the Guaranteed Certificates on such Distribution Date, but excluding therefrom any Basis Risk Shortfalls, net deferred interest or net interest shortfalls allocable to the Guaranteed Certificates on such Distribution Date over the amount of Available Funds available to pay such net amount on the Guaranteed Certificates on such Distribution Date and (ii) the amount of any Realized Losses allocable to the Guaranteed Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Distribution Date occuring in April 2038 the Certificate Principal Balance of the Guaranteed Certificates to the extent unpaid on such Distribution Date after taking into account all distributions to be made on such date from sources other than the Policy.

2. Ambac will be entitled to be subrogated to the rights of the holders of the Guaranteed Certificates with respect to the amounts for which Ambac has made a payment under the Policy and shall be entitled to reimbursement of any payment made under the Policy in accordance with the priorities set forth in Section 5.01 of the Pooling and Servicing Agreement (as defined below) in an amount equal to the amount of such payments, together with interest on any and all remaining unreimbursed payments at the Late Payment Rate (as defined in the Policy). Ambac shall also be entitled to the assignment of the holders' rights in conjunction with such payments. Ambac will be entitled to no other amounts either from the Company or holders of the Guaranteed Certificates with respect to payments made under the Policy.

3. Prior to printing the Prospectus Supplement to be used in connection with the offering of the Guaranteed Certificates, Ambac, the Company, Greenwich Capital Financial Products, Inc. and Greenwich Capital Acceptance, Inc. will execute an Indemnification Agreement substantially in the form of Attachment A hereto (the “Indemnification Agreement”). The Company will not be obligated to execute any other agreement with Ambac in connection with the issuance of the Policy, nor provide Ambac with any information, opinions or other documentation not required by this letter, the Pooling Agreement or the Indemnification Agreement (collectively, the “Agreements”).

Ambac Assurance Corporation
February 22, 2007	Page 2

4. The Pooling and Servicing Agreement, to be dated as of February 1, 2007 (the “Pooling Agreement”) pursuant to which the Certificates are issued will contain provisions (i) setting forth the mechanism by which Wells Fargo Bank, N.A., as Securities Administrator, will make draws on the Policy, (ii) setting forth the mechanism for the surrender of the Policy upon payment in full of the Guaranteed Certificates, (iii) providing for Ambac's right to receive the statement sent each Distribution Date to the holders of the Guaranteed Certificates and providing for Ambac's right to receive from the Securities Administrator or Deutsche Bank National Trust Company, as Trustee, any other reports or statements provided under the Pooling Agreement from Wells Fargo Bank, N.A., as Master Servicer, to the Securities Administrator or Trustee, (iv) providing that the Master Servicer shall designate an officer who shall be available to Ambac to provide reasonable access to information regarding the Mortgage Loans, (v) providing for the subrogation of Ambac to the rights of the holders of the Guaranteed Certificates for payments made by Ambac on the Policy and the assignment to Ambac of the holders' rights in conjunction with such payment, (vi) providing for the payment of Ambac's monthly premium in arrears from the trust estate in an amount equal to the product of (1) the product of (a) 7 basis points (0.07%) per annum and (b) a fraction, expressed as a percentage, the numerator of which is the actual number of days elapsed since the prior Distribution Date (for the first Distribution Date, from the Closing Date) and the denominator of which is 360 (the “Monthly Premium Rate”) and (2) the principal balance of the Guaranteed Certificates immediately prior to such Distribution Date and (vii) providing that any amendment which may adversely effect Ambac will require the prior consent of Ambac. It shall be a condition to the issuance of the Policy that the provisions of the Agreements relating to the above matters shall be satisfactory to Ambac. Ambac shall not unreasonably request any other changes to the Agreements as a condition to Ambac's issuance of the Policy.

5. Ambac will provide to the Company an opinion of counsel, dated February 22, 2007, which may be an opinion of in-house counsel to Ambac, substantially in the form attached as Attachment B hereto.

6. The Company shall not be obligated to place Ambac's name or logo on the front cover of the Prospectus Supplement and shall not put Ambac's logo on the front cover without the prior consent of Ambac.

7. The Company shall not be personally responsible for paying any premium for the Policy (such payments to be made solely pursuant to the provisions of the Pooling Agreement referred to in paragraph 4 above), nor any other fees or expenses of Ambac, including any fees or expenses of counsel or accountants for Ambac, incurred in connection with the issuance of the Policy; provided, however, that it is a condition to the issuance of the Policy that Ambac shall be paid $25,800 for expenses in respect of the Policy at the closing in cash or available funds (which amounts due Ambac shall not be satisfied from any amounts paid Ambac in respect of any other financial guaranty insurance policy). Such payment of expenses will be made by the Company.

Ambac Assurance Corporation
February 22, 2007	Page 3

8. It shall be a condition to the issuance of the Policy that Ambac shall have received oral confirmation from the rating agencies that the Guaranteed Certificates would have been rated “AAA” by Standard and Poor’s Ratings Service, a division of the McGraw-Hill Companies (“S&P”) and “Aaa” by Moody's Investors Service, Inc. (“Moody's”), without the issuance of the Policy. Ambac will use its best efforts and shall be solely responsible for providing such documentation and other information to S&P and Moody's and taking such other steps as are necessary to obtain the foregoing oral confirmation from S&P and Moody's, without cost to the Company.

9. The Company is obligated to pay all rating agency fees of S&P and Moody's.

10. Ambac shall be entitled to receive one complete set of closing documents.

11. It shall be a condition to the issuance of the Policy that the description of Ambac and the Policy set forth under the captions “The Certificate Insurer” and “Description of the Certificates - The Certificate Insurance Policy” in the Prospectus Supplement be satisfactory to Ambac; provided, however, that the execution by Ambac of the Indemnification Agreement shall mean such descriptions set forth under the captions “The Certificate Insurer” and “Description of the Certificates - The Certificate Insurance Policy” as they appear in the Prospectus Supplement are satisfactory to Ambac.

12. In the event that the Policy has not been issued by Ambac on or prior to February 22, 2007, as a result of the failure to occur of any condition to the issuance of the Policy, Ambac shall not be obligated to issue such Policy.

If the foregoing is in accordance with your understanding, please execute the enclosed copy of this letter and return it to Vinu Phillips, Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich, CT 06830.

GREENWICH CAPITAL MARKETS, INC.

By: /s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title: Senior Vice President

Accepted and Agreed:

AMBAC ASSURANCE CORPORATION

By: /s/ Patrick McCormick
Name: Patrick McCormick
Title: First Vice President